UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2023

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.Other Events.

On July 18, 2023, FuelCell Energy, Inc. (the “Company”) issued a press release announcing that it plans to hold a special meeting of its stockholders (the “Special Meeting”) on October 10, 2023 to consider and vote on a proposal to amend the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 500,000,000 shares to 1,000,000,000 shares.

Holders of record of the Company’s common stock as of the close of business on August 14, 2023 will be entitled to receive notice of and to vote at the Special Meeting.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or the Company’s future performance that involve certain contingencies and uncertainties. The forward-looking statements include, without limitation, the Company’s plans and expectations regarding the proposed Special Meeting and the proposal to amend the Company’s Certificate of Incorporation, as amended, to increase the number of shares of common stock the Company is authorized to issue. These forward-looking statements are not guarantees of future performance, and all forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation, the risks set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2023. The forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained herein to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material with respect to the Special Meeting and the proposal, to be submitted to the Company’s stockholders for consideration at the Special Meeting, to amend the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 500,000,000 shares to 1,000,000,000 shares.  In connection with the Special Meeting, the Company intends to file proxy materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement and a definitive proxy statement. Stockholders of the Company and other interested persons are urged to read all relevant documents filed with the SEC when they become available, including the preliminary and definitive proxy statements to be filed in connection with the Special Meeting, because they will contain important information about the Special Meeting and the proposed amendment to the Company’s Certificate of Incorporation, as amended. Stockholders will be able to obtain such documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from the Company by directing a request to Joshua Dolger, Corporate Secretary, 3 Great Pasture Road, Danbury, Connecticut 06810.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed, under SEC rules, to be “participants” in the solicitation of proxies from stockholders of the Company with respect to the proposals to be submitted to the Company’s stockholders at the Special Meeting. Information about the Company’s directors and executive officers is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on February 17, 2023. To the extent holdings of the Company’s securities by its directors or executive officers have changed from the amounts set forth in such Definitive Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the direct or indirect interests, by security holdings or otherwise, of the participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the preliminary and definitive proxy statements to be filed in connection with the Special Meeting.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued by FuelCell Energy, Inc. on July 18, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: July 18, 2023	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President and Chief Financial Officer

Exhibit 99.1

FuelCell Energy, Inc. Announces Special Stockholder Meeting

DANBURY, CT, July 18, 2023 – FuelCell Energy, Inc. (Nasdaq: FCEL) (the “Company” or “FuelCell Energy”) today announced that it plans to hold a special meeting of its stockholders (“Special Meeting”) on October 10, 2023 to consider and vote on a proposal to amend the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 500,000,000 shares to 1,000,000,000 shares.

Holders of record of the Company’s common stock as of the close of business on August 14, 2023 will be entitled to receive notice of and to vote at the Special Meeting. Details regarding the Special Meeting will be made available to stockholders at a later date in a proxy statement to be filed by the Company with the Securities and Exchange Commission.

About FuelCell Energy

FuelCell Energy, Inc. (NASDAQ: FCEL): FuelCell Energy is a global leader in sustainable clean energy technologies that address some of the world’s most critical challenges around energy access, security, safety and environmental stewardship. As a leading global manufacturer of proprietary fuel cell technology platforms, FuelCell Energy is uniquely positioned to serve customers worldwide with sustainable products and solutions for industrial and commercial businesses, utilities, governments, and municipalities.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or the Company’s future performance that involve certain contingencies and uncertainties. The forward-looking statements include, without limitation, the Company’s plans and expectations regarding the proposed Special Meeting and the proposal to amend the Company’s Certificate of Incorporation, as amended, to increase the number of shares of common stock the Company is authorized to issue. These forward-looking statements are not guarantees of future performance, and all forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation, the risks set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2023. The forward-looking statements contained herein speak only as of the date of this release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained herein to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material with respect to the Special Meeting and the proposal, to be submitted to the Company’s stockholders for consideration at the Special Meeting, to amend the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 500,000,000 shares to 1,000,000,000 shares. In connection with the Special Meeting, the Company intends to file proxy materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement and a definitive proxy statement. Stockholders of the Company and other interested persons are urged to read all relevant documents filed with the SEC when they become available, including the preliminary and definitive proxy statements to be filed in connection with the Special Meeting, because they will contain important information about the Special Meeting and the proposed amendment to the Company’s Certificate of Incorporation, as amended. Stockholders will be able to obtain such documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from the Company by directing a request to Joshua Dolger, Corporate Secretary, 3 Great Pasture Road, Danbury, Connecticut 06810.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed, under SEC rules, to be “participants” in the solicitation of proxies from stockholders of the Company with respect to the proposals to be submitted to the Company’s stockholders at the Special Meeting. Information about the Company’s directors and executive officers is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on February 17, 2023. To the extent holdings of the Company’s securities by its directors or executive officers have changed from the amounts set forth in such Definitive Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the direct or indirect interests, by security holdings or otherwise, of the participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the preliminary and definitive proxy statements to be filed in connection with the Special Meeting.